SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): May 13, 2003

COMPEX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-9407 Commission File No	41-0985318 (I.R.S. Employer Identification No.)

1811 Old Highway Eight, New Brighton, MN (Address of principal executive offices)		55112-3493 (Zip Code)

(651) 631-0590

(Registrant’s telephone number, including area code)

SIGNATURES
EX-99 Press Release Dated May 13, 2003

Item 7. Financial Statements and Exhibits

(c) Exhibits (furnished but not filed):

Exhibit 99 Press Release Dated May 13, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is Furnished under Item 12).

On May 13, 2003, Compex Technologies, Inc. published a press release, which is furnished but not filed as Exhibit 99 hereto, providing information regarding its results of operations and financial condition for the quarter ended March 31, 2003.

In accordance with Securities and Exchange Commission Release No. 33 —8216, the information included herein is intended to be furnished under Item 12 “Results of Operations and Financial Condition” is instead being furnished under Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPEX TECHNOLOGIES, INC.

By	Dan Gladney

Dan Gladney, Chief Executive Officer

Dated: May 13, 2003